EXHIBIT 99.1
                                                                    ------------


                                                                  EXECUTION COPY


                                VOTING AGREEMENT

         VOTING AGREEMENT, dated as of June 14, 2005 (this "Agreement"), by and among the stockholders listed on Schedule A attached hereto (each, a "Principal Stockholder" and collectively, the "Principal Stockholders"), WYNDHAM INTERNATIONAL, INC., a Delaware corporation (the "Company"), WIND HOTELS HOLDINGS INC., a Delaware corporation ("Parent"), and WIND HOTELS ACQUISITION INC., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Subsidiary").

         WHEREAS, the Company and certain of its stockholders are parties to the Recapitalization and Merger Agreement, dated as of April 14, 2005 (the "Recapitalization and Merger Agreement"), providing for, among other things, the merger of a wholly owned subsidiary of the Company with and into the Company (the "Recapitalization Merger"), and by virtue of the Recapitalization Merger, the conversion of (i) each share of Class A Common Stock, par value $0.01 per share, of the Company ("Class A Common Stock"), and Class B Common Stock, par value $0.01 per share, of the Company ("Class B Common Stock") that is issued and outstanding immediately prior to the effective time of the Recapitalization Merger (the "Recapitalization Merger Effective Time") into one share of common stock, par value $0.01 per share, of the Company ("Common Stock") and (ii) each share of Series A Preferred Stock, par value $0.01 per share, of the Company ("Series A Preferred Stock"), and Series B Preferred Stock, par value $0.01 per share, of the Company ("Series B Preferred Stock"), that is issued and outstanding immediately prior to the Recapitalization Merger Effective Time into that number of shares of Common Stock specified in the Recapitalization and Merger Agreement;

         WHEREAS, the Company, Parent and Merger Subsidiary are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended or supplemented from time to time in accordance with the terms thereof, the "Merger Agreement"), providing for the merger of Merger Subsidiary with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement;

         WHEREAS, so long as the Merger Agreement has not been terminated in accordance with its terms, the Recapitalization Merger shall not be consummated;

         WHEREAS, as the date hereof, each Principal Stockholder beneficially owns the class and number of shares of capital stock of the Company set forth opposite such Principal Stockholder's name on Schedule A attached hereto; and

         WHEREAS, as a condition to the willingness of Parent and Merger Subsidiary to enter into the Merger Agreement, each of Parent and Merger Subsidiary has required that the Principal Stockholders agree, and in order to induce Parent and Merger Subsidiary to enter into the Merger Agreement, the Principal Stockholders have agreed, to enter into this Agreement with respect to
(a) all the shares of Class A Common Stock, Class B Common Stock, Series A Preferred Stock or Series B Preferred Stock, as the case

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may be, now beneficially owned and all the shares of Class A Common Stock, Class
B Common Stock, Series A Preferred Stock, Series B Preferred Stock or Common Stock, as the case may be, which may hereafter be acquired by, or on behalf of, the Principal Stockholders whether pursuant to the Recapitalization Merger or otherwise (the "Shares") and (b) certain other matters as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

         Section 1.1 VOTING AGREEMENT. Subject, in the case of BCP Voting, Inc., as trustee for the Beacon Capital Partners Voting Trust ("Beacon"), to (i) the requisite approval (the "Beacon Approval") of holders of interests in Beacon pursuant to the terms of the Beacon Voting Trust Agreement, dated as of June 8, 1999 (the "Beacon Trust Agreement") and and (ii) the expiration and non-renewal of the Beacon Trust Agreement (collectively, clauses (i) and (ii), the "Beacon Exception"), each Principal Stockholder, severally and not jointly, hereby agrees that during the time this Agreement is in effect, at any meeting of the stockholders of the Company, however called, or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) is sought, the Principal Stockholders shall (1) when a meeting is held, appear at such meeting or otherwise cause the Shares to be counted as present thereat for the purpose of establishing a quorum and (2) vote (or cause to be voted) the Shares: (x) in favor of the Merger, the Merger Agreement and the transactions contemplated by the Merger Agreement if a vote, consent or other approval (including by written consent) with respect to any of the foregoing is sought and (y) against any (i) merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other Takeover Proposal or
(ii) amendment of the Company's certificate of incorporation or by-laws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner reasonably be expected to impede, delay, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or result in a breach in any material respect of any representation, warranty, covenant or agreement of the Company under the Merger Agreement or change in any manner the voting rights of any class of the Common Stock, or Class A Common Stock, Class B Common Stock, Series A Preferred Stock and Series B Preferred Stock, as the case may be; PROVIDED, HOWEVER, that nothing contained in this
Section 1.1(a) shall be deemed to apply to the Recapitalization and Merger Agreement, the Recapitalization Merger or the other transactions contemplated thereby (including the amendments to the Company's restated certificate of incorporation and amended and restated bylaws contemplated thereby). Beacon will use its reasonable efforts to solicit the Beacon Approval as promptly as practicable after the date hereof.

         Section 1.2       PROXY.

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         (a)      EACH OF THE PRINCIPAL STOCKHOLDERS HEREBY GRANTS TO, AND
APPOINTS, PARENT, THE PRESIDENT OF PARENT AND THE SECRETARY OF PARENT, IN THEIR RESPECTIVE CAPACITIES AS OFFICERS OF PARENT, AND ANY OTHER DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, SUCH PRINCIPAL STOCKHOLDER'S IRREVOCABLE (UNTIL THE TERMINATION DATE (AS DEFINED BELOW)) PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE SHARES AS INDICATED IN SECTION 1.1. EACH OF THE PRINCIPAL STOCKHOLDERS INTENDS THIS PROXY TO BE IRREVOCABLE (UNTIL THE TERMINATION DATE) AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH PRINCIPAL STOCKHOLDER WITH RESPECT TO THE COVERED SHARES.

         (b) Notwithstanding clause (a), Beacon shall not grant any proxy unless and until permitted under the terms of the Beacon Trust Agreement.

         Section 1.3 WAIVER OF CERTAIN AGREEMENTS. The Principal Stockholders and the Company hereby agree to waive (on behalf of themselves and their respective controlled affiliates) all applicable provisions of the Securities Purchase Agreement, dated as of February 18, 1999 (as amended or supplemented from time to time, the "Securities Purchase Agreement"), by and among the Patriot American Hospitality, Inc., the Company, Patriot American Hospitality Partnership, L.P., Wyndham International Operating Partnership, L.P., the Principal Stockholders and certain other stockholders of the Company named therein, and the Recapitalization and Merger Agreement, in each case, to the extent necessary to enter into this Agreement and to consummate the transactions contemplated hereby; PROVIDED, HOWEVER, that any such waivers shall be effective only during the term of this Agreement and shall terminate upon the termination of this Agreement in accordance with its terms.

         Section 1.4 ACKNOWLEDGMENT. Each Principal Stockholder hereby acknowledges receipt and review of a copy of the Merger Agreement and that the Company's obligations under the Recapitalization and Merger Agreement are subject to its obligations under the Merger Agreement.

         Section 1.5 BOARD DUTIES. Notwithstanding the foregoing, nothing in this Agreement shall limit, restrict or otherwise affect any actions taken in compliance with the Merger Agreement by any person affiliated with any Principal Stockholder in his or her capacity as a member of the Board of Directors of the Company or any committee thereof.


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                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                          OF THE PRINCIPAL STOCKHOLDERS

         Each Principal Stockholder, severally and not jointly, hereby represents and warrants to Parent as follows:

         Section 2.1 AUTHORITY RELATIVE TO THIS AGREEMENT. Subject, in the case of Beacon, to the Beacon Exception, (i) each Principal Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions to be consummated by it as contemplated hereby, (ii) the execution and delivery of this Agreement by each Principal Stockholder and the consummation by each Principal Stockholder of the transactions to be consummated by it as contemplated hereby have been duly and validly authorized by such Principal Stockholder, and no other proceedings on the part of such Principal Stockholder are necessary to authorize this Agreement, to perform such obligations or to consummate such transactions, and (iii) this Agreement has been duly and validly executed and delivered by each Principal Stockholder and, assuming the due authorization, execution and delivery by Parent and Merger Subsidiary, constitutes a legal, valid and binding obligation of each Principal Stockholder, enforceable against such Principal Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Section 2.2       NO CONFLICT.

         (a) Subject, in the case of Beacon, to the Beacon Exception, the execution and delivery of this Agreement by each Principal Stockholder do not, and the performance of its obligations under this Agreement by such Principal Stockholder and the consummation of the transactions to be consummated by it as contemplated hereby shall not, (i) conflict with or violate the certificate of incorporation, by-laws or other organizational documents of such Principal Stockholder, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Principal Stockholder or by which the Shares are bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Principal Stockholder is a party or by which such Principal Stockholder or the Shares are bound or affected, except, in the case of clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or delay in any material respect the performance by such Principal Stockholder of its obligations under this Agreement.

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         (b)      The execution and delivery of this Agreement by each Principal
Stockholder do not, and the performance of its obligations under this Agreement by such Principal Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any court or arbitrator or any Governmental Entity, agency or official except for applicable requirements, if any, of the Exchange Act and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by such Principal Stockholder of its obligations under this Agreement.

         Section 2.3 OWNERSHIP OF SHARES. As of the date hereof, each Principal Stockholder is the record and beneficial owner of the Shares free and clear of Liens set forth opposite such Principal Stockholder's name on SCHEDULE A attached hereto, and, subject, in the case of Beacon, to the Beacon Exception, has the sole authority to direct the voting of such Shares in accordance with the provisions of this Agreement and the sole power of disposition with respect to such Shares, with no restrictions, subject to applicable federal securities laws on its rights of disposition pertaining thereto (other than Liens or restrictions created by this Agreement, the Beacon Trust Agreement, the Securities Purchase Agreement and the Recapitalization and Merger Agreement). As of the date hereof, no Principal Stockholder owns beneficially or of record any equity securities of the Company other than the Shares set forth in Schedule A. No Principal Stockholder has appointed or granted any proxy which is still in effect with respect to any Shares.

         Section 2.4 NO FINDER'S FEE. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Principal Stockholders.

         Section 2.5 RELIANCE BY THE BUYERS. Each Principal Stockholder understands and acknowledges that Parent and Merger Subsidiary are entering into the Merger Agreement in reliance upon the Principal Stockholders' execution and delivery of this Agreement. Each of the Principal Stockholders is an "accredited investor" (as defined under the Securities Act) and a sophisticated investor, is capable of evaluating the merits and risks of its investments and has the capacity to protect its own interests.

                                   ARTICLE III

                     COVENANTS OF THE PRINCIPAL STOCKHOLDERS

         Section 3.1 NO INCONSISTENT AGREEMENT. Each Principal Stockholder, severally and not jointly, hereby covenants and agrees that no Principal Stockholder (1) has entered into or shall enter into any agreement that would restrict, limit or interfere in any material respect with the performance of the Principal Stockholders' obligations hereunder or under the Merger Agreement (it being understood that the foregoing shall not limit, restrict or otherwise affect any Principal Stockholder's ability to grant any proxies with respect to, or enter into any voting trust or other agreement or arrangement with respect to the voting of, any Shares, if such actions are not inconsistent with the

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voting obligations of such Principal Stockholder contained in this Agreement)
and other than as a result of the termination of the Beacon Trust Agreement, (2) shall knowingly take action that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or have the effect of preventing or disabling it from performing its obligations under this Agreement or (3) shall convert any Shares into shares of Class A Common Stock or Series A Preferred Stock.

         Section 3.2 NO TRANSFER. Other than pursuant to the terms of the Merger Agreement or the Recapitalization and Merger Agreement, without the prior written consent of Parent or as otherwise provided in this Agreement, during the term of this Agreement, each Principal Stockholder, severally and not jointly, hereby agrees to not directly or indirectly (a) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares, other than any proxies, voting trusts or voting agreements or arrangements that are not inconsistent with the voting obligations of such Principal Stockholder contained in this Agreement, or (b) sell, assign, transfer, encumber or otherwise dispose of (including by merger, consolidation or otherwise by operation of law), or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect assignment, transfer, encumbrance or other disposition of (including by merger, consolidation or otherwise by operation of law), any Shares, other than transfers of the Shares by Beacon to its beneficiaries as a result of a termination of the Beacon Voting Trust Agreement, in which case such beneficiaries shall be automatically bound by and entitled to the benefits under this Agreement without any further action. Each of the Principal Stockholders agrees, while this Agreement is in effect, to promptly notify Parent of the number of any Shares acquired by such Principal Stockholder, if any, after the date hereof (other than shares of Preferred Stock issued as dividends pursuant to the terms of the applicable Preferred Stock).

         Section 3.3 NO SOLICITATION. Each Principal Stockholder, severally and not jointly, hereby acknowledges that it is aware of the covenants of the Company contained in Section 5.4 of the Merger Agreement and hereby agrees that it shall not, directly or indirectly, solicit, initiate, facilitate or knowingly encourage any inquiries, offers or proposals relating to a Takeover Proposal or engage in discussions or negotiations with, or furnish or disclose any non-public information relating to the Company or any of its Subsidiaries to, any Person regarding a Takeover Proposal. Each Principal Stockholder shall notify Parent promptly (and in any event within 48 hours) upon receipt by it of any Takeover Proposal or indication by any Person considering making a Takeover Proposal or any request for information relating to the Company or any of its Subsidiaries (other than requests for information in the ordinary course of business and unrelated to a Takeover Proposal) or any inquiry or request for discussions or negotiations regarding any Takeover Proposal, including informing Parent of the identity of such Person and the terms and conditions thereof (including any modifications thereto) and providing copies of any related written documents. Each Principal Stockholder shall immediately cease any existing solicitations, discussions or negotiations with any Person regarding any of the foregoing.

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         Section 3.4       WAIVER OF APPRAISAL RIGHTS. Subject, in the case of
Beacon, to the Beacon Exception, each Principal Stockholder, severally and not jointly, hereby irrevocably and unconditionally waives, and agrees to prevent the exercise of, any rights of appraisal, any dissenters' rights and any similar rights relating to the Merger or any related transaction that such Principal Stockholder may directly or indirectly have by virtue of the ownership of any Shares.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to each Principal Stockholder and Parent that the Company has all necessary power and authority to execute and deliver this Agreement and this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The board of directors of the Company has taken all necessary action to ensure that the restrictions on business combinations contained in Section 203 of the General Corporation Law of the State of Delaware will not apply to this Agreement or the transactions contemplated by this Agreement. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the articles of incorporation or by-laws of the Company, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Company or to the Company's property or assets.

                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.1 TERMINATION. This Agreement and all of its provisions shall terminate upon the earlier of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms and (iii) written notice of termination of this Agreement by Parent to the Principal Stockholders (such date of termination, the "Termination Date"). Nothing in this Section 5.1 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement.

         Section 5.2 AMENDMENT OF MERGER AGREEMENT. The obligations of a Principal Stockholder under this Agreement shall terminate if the Merger Agreement is amended or otherwise modified after the date hereof without the prior written consent of such Principal Stockholder in a manner that reduces or changes the form of Merger

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Consideration or otherwise amends the Merger Agreement in a manner adverse to such Principal Stockholder in a material respect.

         Section 5.3 FEES AND EXPENSES. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

         Section 5.4 NOTICES. Any notice, request, instruction or other communication under this Agreement shall be in writing and delivered by hand or overnight courier service or by facsimile:

         (a)      If to the Principal Stockholders, to:

                  APOLLO INVESTMENT FUND IV, L.P.
                  APOLLO REAL ESTATE INVESTMENT FUND IV, L.P.
                  AIF/THL PAH LLC
                  c/o Apollo Capital Management, L.P.
                  1301 Avenue of the Americas
                  New York, NY 10019
                  Attention:  Eric L. Press
                  Facsimile No.:    (212) 515-3288

                  BCP VOTING, INC.
                  c/o Beacon Capital Partners, L.P.
                  1 Federal Street
                  26th Floor
                  Boston, Massachusetts 02110
                  Attention:   William A. Bonn, Esq.
                  Facsimile No.:  (617) 457-0459

                  THOMAS H. LEE EQUITY FUND IV, L.P.
                  THOMAS H. LEE FOREIGN FUND IV, L.P.
                  THOMAS H. LEE FOREIGN FUND IV-B., L.P.
                  c/o Thomas H. Lee Partners, L.P.
                  100 Federal St., 35th Fl.
                  Boston, MA 02110
                  Attention: Todd M. Abbrecht
                  Facsimile No.:    (617) 227-3514

                  with a copy, to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  Four Times Square
                  New York, New York 10036
                  Attention:       Randall H. Doud, Esq.
                                   Thomas W. Greenberg, Esq.
                  Facsimile No.:  (212) 735-2000


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         (b)      if to the Company, to:

                  Wyndham International, Inc.
                  1950 Stemmons Freeway, Suite 6001
                  Dallas, Texas 75207
                  Telephone:       (214) 863-1821
                  Telecopy:        (214) 863-1841
                  Attention:       Mark A. Solls, Esq.

                  with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison LLP
                  1285 Avenue of the Americas
                  New York, New York  10019
                  Telephone:       (212) 373-3000
                  Telecopy:        (212) 757-3990
                  Attention:       Robert B. Schumer, Esq.
                                   Mark A. Underberg, Esq.

         (c)      if to Parent or Merger Subsidiary, to:

                  c/o Blackstone Real Estate Partners IV L.P.
                  345 Park Avenue
                  New York, NY  10154
                  Telephone:       (212) 583-5803
                  Telecopy:        (212) 583-5573
                  Attention:       Jonathan D. Gray

                  with a copy to:

                  Simpson Thacher & Bartlett LLP
                  425 Lexington Avenue
                  New York, NY  10017
                  Telephone:       (212) 455-3765
                  Telecopy:        (212) 455-2502
                  Attention:       Brian M. Stadler, Esq.

or to such other Persons, addresses or facsimile numbers as may be designated in writing by the Person entitled to receive such communication as provided above. Each such communication shall be effective (a) if delivered by hand, when such delivery is made at the address specified in this Section 5.4, (b) if delivered by overnight courier service, the next Business Day after such communication is sent to the address specified in this Section 5.4, or (c) if delivered by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 5.4 and appropriate confirmation is received.

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         Section 5.5       ASSIGNMENT. Neither this Agreement nor any of the
rights, interests or obligations hereunder shall be assigned, delegated or transferred, in whole or in part, by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties hereto (and which transfer shall not relieve the transferor of its obligations hereunder in the event of a breach by the transferee); PROVIDED that Parent or Merger Subsidiary may assign its rights, interests or rights under this Agreement to any wholly-owned Subsidiary of Parent without the prior written consent of the other parties hereto.

         Section 5.6 NO THIRD-PARTY BENEFICIARIES. This Agreement is not intended to confer any rights or remedies upon any Person other than the parties to this Agreement.

         Section 5.7 WAIVER. Any waiver by a party shall be valid only if set forth in writing signed by such party. Mere inaction or failure to exercise any right, remedy or option under this Agreement, or delay in exercising the same, will not operate as, nor shall be construed as, a waiver, and each such right shall be deemed an ongoing right and may be asserted at any time and from time to time.

         Section 5.8 SPECIFIC PERFORMANCE. The parties to this Agreement agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties to this Agreement shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         Section 5.9 ENTIRE AGREEMENT. This Agreement (including the Schedules to this Agreement) constitutes the entire agreement among Parent, Merger Subsidiary, the Company and the Principal Stockholders with respect to the subject matter hereof (other than the Merger Agreement) and supersedes all prior agreements, understandings, representations and warranties, both written and oral, among Parent, Merger Subsidiary, the Company and the Principal Stockholders with respect to the subject matter hereof. No representation, warranty, inducement, promise, understanding or condition not set forth in this Agreement has been made or relied upon by any of the parties to this Agreement.

         Section 5.10 AMENDMENT. This Agreement may not be modified, amended, altered or supplemented except by an instrument in writing signed by each of the parties hereto.

         Section 5.11 SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted for

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that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction.

         Section 5.12 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the laws that might otherwise govern under applicable principles of conflicts of law.

         Section 5.13 SUBMISSION TO JURISDICTION. The parties to this Agreement (a) irrevocably submit to the personal jurisdiction of the federal courts of the United States of America located in the State of Delaware and the Court of Chancery of the State of Delaware and (b) waive any claim of improper venue or any claim that those courts are an inconvenient forum. The parties to this Agreement agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 5.4 or in such other manner as may be permitted by applicable Laws, shall be valid and sufficient service thereof.

         Section 5.14 WAIVER OF JURY TRIAL. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any Legal Action arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party to this Agreement certifies and acknowledges that (a) no Representative of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of a Legal Action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 5.14.

         Section 5.15 DEFINED TERMS. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

         Section 5.16 COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in any number of counterparts, all of which shall be one and the same agreement. This Agreement shall become effective when each party to this Agreement shall have received counterparts signed by all of the other parties.

         Section 5.17 FURTHER ASSURANCES. From time to time, at the request of another party and without further consideration, each party hereto shall take such reasonable further action as may reasonably be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement; PROVIDED, HOWEVER, that, except as expressly provided herein, nothing herein shall be deemed to require any Principal Stockholder to take any action in respect of the Company's obligations under the Merger Agreement.

                  IN WITNESS WHEREOF, the Principal Stockholders, the Company, Parent and Merger Subsidiary have caused this Agreement to be duly executed on the date hereof.

                           [Signature Pages to Follow]

                                    WIND HOTELS HOLDINGS INC.


                                    By:  /s/ Kenneth A. Caplan
                                         --------------------------------------
                                         Name:   Kenneth A. Caplan
                                         Title:  Managing Director and
                                                 Vice President


                                    WIND HOTELS ACQUISITION INC.


                                    By:  /s/ Kenneth A. Caplan
                                         --------------------------------------
                                         Name:   Kenneth A. Caplan
                                         Title:  Managing Director and
                                                 Vice President

                                    WYNDHAM INTERNATIONAL, INC.


                                    By:  /s/ Mark A. Solls
                                         --------------------------------------
                                         Name:    Mark A. Solls
                                         Title:   Executive Vice President
                                                  and General Counsel

                                   APOLLO INVESTMENT FUND IV, L.P.

                                   By:  Apollo Advisors, IV, L.P.,
                                        its General Partner

                                        By:  Apollo Capital Management IV, Inc.,
                                             its General Partner


                                             By:  /s/ Eric Press
                                                  -----------------------------
                                                  Name:    Eric Press
                                                  Title:   Vice President


                                   APOLLO REAL ESTATE INVESTMENT FUND IV, L.P.

                                   By: Apollo Real Estate Advisors, IV, L.P.,
                                       its General Partner

                                       By:  Apollo Real Estate Capital
                                            Advisors IV, Inc., its General
                                            Partner


                                            By: /s/  Stuart F. Koenig
                                                -------------------------------
                                                Name:   Stuart F. Koenig
                                                Title:  Vice President


                                   AIF/THL PAH LLC

                                   By:  Apollo Management IV, L.P.,
                                        its manager

                                        By: AIF IV Management, Inc.,
                                            its general partner


                                             By: /s/  Eric Press
                                                 ------------------------------
                                                   Name:    Eric Press
                                                   Title:   Vice President

                                   APOLLO OVERSEAS PARTNERS IV, L.P.

                                   By:  Apollo Advisors, IV, L.P.,
                                        its General Partner

                                        By:  Apollo Capital Management IV, Inc.,
                                             its General Partner


                                             By: /s/  Eric Press
                                                 ------------------------------
                                                 Name:   Eric Press
                                                 Title:  Vice President

                                   BCP VOTING, INC., as Trustee for the Beacon
                                   Capital Partners Voting Trust


                                   By: /s/ William A. Bonn
                                       ----------------------------------------
                                       Name:    William A. Bonn
                                       Title:   Senior Managing Director
                                                and General Counsel

                                   THOMAS H. LEE EQUITY FUND IV, L.P.

                                   By:  THL Advisors IV, LLC


                                        By: /s/ Thomas H. Lee
                                            -----------------------------------
                                            Name:  Thomas H. Lee
                                            Title: Managing Director


                                   THOMAS H. LEE FOREIGN FUND IV, L.P.

                                   By:  THL Advisors IV, LLC


                                        By: /s/ Thomas H. Lee
                                            -----------------------------------
                                            Name:  Thomas H. Lee
                                            Title: Managing Director


                                   THOMAS H. LEE FOREIGN FUND IV-B, L.P.

                                   By:  THL Advisors IV, LLC


                                        By: /s/ Thomas H. Lee
                                            -----------------------------------
                                            Name:  Thomas H. Lee
                                            Title: Managing Director

                                   SCHEDULE A



INVESTOR ENTITIES:                            SERIES B PREFERRED OWNERSHIP
------------------                            ----------------------------
THL Equity Fund IV, L.P.                              4,106,281.68
THL Foreign Fund IV, L.P.                               141,946.65
THL Foreign Fund IV-B, L.P.                             398,814.53
TOTAL                                                 4,647,042.86

Apollo Investment Fund IV, L.P.                       3,898,231.39
Apollo Overseas Partners IV, L.P.                       209,052.71
Apollo Real Estate Investment Fund IV, L.P.           2,053,641.27
                                                     -------------
TOTAL                                                 6,160,925.36

AIF/THL PAH LLC                                       1,288,559.90

BCP VOTING, INC.                                      2,416,048.62

TOTAL FOR INVESTORS                                  14,512,576.74